UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)

Nevada	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number: 001-34018

300, 625 11th Avenue S.W.
Calgary, Alberta, Canada T2R 0E1
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Resignation of Director
As previously reported in a Current Report on Form 8-K filed by Gran Tierra Energy Inc. on February 6, 2013, Ray Antony, a member of the Board of Directors of Gran Tierra Energy Inc., advised the Board that he did not intend to stand for re-election as a member of the Board at the Gran Tierra Energy 2013 annual meeting of stockholders. Mr. Antony subsequently determined to step down from the Board earlier than previously anticipated, and on May 7, 2013, resigned from the Board effective May 8, 2013. Mr. Antony advised the Board that his decision was not the result of any disagreement with Gran Tierra Energy.

Approval of Equity Awards
On May 2, 2013, the Board of Directors of Gran Tierra Energy Inc. approved, upon the recommendation of the Compensation Committee, the grant of stock options and restricted stock unit awards (“RSUs”), to the executive officers Gran Tierra Energy appearing in the summary compensation table of Gran Tierra Energy’s latest proxy statement filed with the Securities and Exchange Commission, to acquire the following numbers of shares of Gran Tierra Energy common stock:

Name	Stock Options	Restricted Stock Units
Dana Coffield President and Chief Executive Officer	212,500	70,800

James Rozon Chief Financial Officer	157,500	52,500

Shane O’Leary Chief Operating Officer	150,000	50,000

Duncan Nightingale President, Gran Tierra Energy Colombia	75,000	25,000

David Hardy Vice President, Legal and General Counsel	75,000	25,000

The RSUs were granted on May 2, 2013, and entitle the holder of the RSU to receive the underlying number of shares of Gran Tierra Energy common stock upon vesting of such shares.

The stock options will be granted on May 8, 2013, with an exercise price equal to the closing price of Gran Tierra Energy common stock on that date. The stock options entitle the holder of the stock options, following vesting of the stock option, to acquire the underlying number of shares by paying the exercise price for such shares. The stock options will terminate after five years, or earlier if the executive officer ceases to provide services to Gran Tierra Energy.

The RSUs and stock options will vest as to 1/3 of the shares subject to such awards on each of March 1, 2014, March 1, 2015, and March 1, 2016, provided that the holder continues to provide services to Gran Tierra Energy through the date of vesting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2013                    GRAN TIERRA ENERGY INC.

By:     /s/James Rozon
James Rozon,
Chief Financial Officer

1122866 v1/HN